UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 30, 2021
__________________________________________
Cimpress plc
(Exact Name of Registrant as Specified in Its Charter)
__________________________________________

Ireland	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D,	Xerox Technology Park
A91 H9N9
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, nominal value per share of €0.01	CMPR	NASDAQ	Global Select Market

Item 5.07.  Submission of Matters to a Vote of Security Holders

Cimpress plc held an Annual General Meeting of Shareholders on November 30, 2021. There were 26,090,016 ordinary shares, nominal value per share of €0.01, issued, outstanding, and eligible to vote at the record date of October 14, 2021. The voting results for each proposal are as follows:

Proposal	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
1. Reappoint Zachary S. Sternberg to our Board of Directors	21,486,729	2,545,144	1,860	1,075,725
2. Approve executive compensation (non-binding)	22,348,759	1,672,281	12,693	1,075,725
3. Set price range for reissuance of treasury shares	14,086,447	6,722,089	3,225,197	1,075,725
4. Reappoint PricewaterhouseCoopers Ireland	25,032,817	74,951	1,689	0
5. Authorize Board of Directors or Audit Committee to determine remuneration of PricewaterhouseCoopers Ireland	25,032,648	74,971	1,839	0

At the Annual General Meeting, our shareholders took the following actions on the proposals:

(1) Our shareholders reappointed Zachary S. Sternberg to our Board of Directors to serve for a term of three years ending at the conclusion of our annual general meeting of shareholders in 2024.

(2) Our shareholders approved our non-binding "say on pay" proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables, and accompanying narrative disclosures in our definitive proxy statement dated October 19, 2021.

(3) Our shareholders did not approve our proposal to set the minimum and maximum prices at which we may reissue our treasury shares, which was proposed as a special resolution under Irish law requiring at least 75% of the votes to be cast in favor for the resolution to pass. As only 68% of the votes were cast in favor of the resolution (excluding abstentions and broker non-votes), the resolution did not pass. Accordingly, we intend to continue to reissue our treasury shares to satisfy our obligations under our equity compensation awards and for other corporate purposes that may arise until May 25, 2022, the date on which our previous shareholder-approved price range expires, and after that date, we will issue new ordinary shares for these purposes.

(4) Our shareholders reappointed PricewaterhouseCoopers Ireland as our statutory auditor under Irish law to hold office until the conclusion of our annual general meeting of shareholders in 2022.

(5) Our shareholders authorized our Board of Directors or Audit Committee to determine the remuneration of PricewaterhouseCoopers Ireland in its capacity as our statory auditor under Irish law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2021	Cimpress plc

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer